UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 __________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2008

Investors Capital Holdings, Ltd. (Exact name of registrant as specified in its charter)

Massachusetts	1-16349	04-3284631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

230 Broadway East Lynnfield, MA 01940 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Officer.

On August 11, 2008, Steven C. Preskenis submitted his resignation, effective August 22, 2008, from all officer positions with Investors Capital Holdings, Ltd. (“ICH”) and its subsidiaries, including, without limitation, the positions of Chief Operating Officer and General Counsel of Investors Capital Corporation, the wholly-owned broker-dealer and investment advisor subsidiary of ICH, and Secretary of ICH, to pursue an industry-related business opportunity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                           Investors Capital Holdings, Ltd.

                                                                                                                           By /s/ Ted Charles
                                                                                                                               Ted Charles, President

Date: August 15, 2008